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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 16, 1994
                                                 -----------------

                             THE SOUTHERN COMPANY
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            (Exact name of registrant as specified in its charter)


           Delaware                    1-3526            58-0690070
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(State or other jurisdiction        (Commission          (IRS Employer
of incorporation)                   File Number)      Identification No.)


64 Perimeter Center East, Atlanta, Georgia                  30346
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (404) 393-0650
                                                   --------------

                                     N/A
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        (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c)      Exhibits.

                  23      -     Consent of Arthur Andersen & Co.

                  99      -     Audited Financial Statements of The Southern
                                Company as of December 31, 1993.


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    THE SOUTHERN COMPANY


                                    By /s/ W. Dean Hudson
                                       ----------------------
                                             W. Dean Hudson
                                               Comptroller


Date:    March 1, 1994